SUB-ITEM 77Q1(E)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM"). This Memorandum of Agreement restates the Memorandum of Agreement dated January 31, 2007 between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Stock Funds, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Trust and Tax-Free Investments Trust. AIM shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and AIM agree as follows:

     For the Contractual Limits (listed in Exhibits A - E), the Trusts and AIM agree until at least the date set forth on the attached Exhibits A - E (the "Expiration Date") that AIM will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Funds' Board of Trustees; and (vi) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. With regard to the Contractual Limits, the Board of Trustees and AIM may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. AIM will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and AIM agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trust and AIM have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - E), the Trusts and AIM agree that these are not contractual in nature and that AIM may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Board of Trustees. Any delay or failure by AIM to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and AIM have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM STOCK FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM VARIABLE INSURANCE FUNDS
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President


                                        SHORT-TERM INVESTMENTS TRUST
                                        TAX-FREE INVESTMENTS TRUST
                                        on behalf of the Funds listed in the
                                        Exhibits to this Memorandum of Agreement


                                        By: /s/ Karen Dunn Kelley
                                            ------------------------------------
                                        Title: President


                                        A I M Advisors, Inc.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President
                                                             as of April 1, 2007

                          EXHIBIT "A" - RETAIL FUNDS(1)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                                AIM SECTOR FUNDS

                                 CONTRACTUAL/    EXPENSE      EFFECTIVE DATE      EXPIRATION
FUND                              VOLUNTARY     LIMITATION   OF CURRENT LIMIT        DATE
----                             ------------   ----------   ----------------   -------------
AIM Energy Fund
   Class A Shares                  Voluntary       1.55%       July 1, 2005         N/A(2)
   Class B Shares                  Voluntary       2.30%     August 12, 2003        N/A(2)
   Class C Shares                  Voluntary       2.30%     August 12, 2003        N/A(2)
   Investor Class Shares           Voluntary       1.55%      April 1, 2005         N/A(2)
   Institutional Class Shares      Voluntary       1.30%     January 31, 2006       N/A(2)

AIM Financial Services Fund
   Class A Shares                  Voluntary       1.30%       July 1, 2005         N/A(2)
   Class B Shares                  Voluntary       2.05%     August 12, 2003        N/A(2)
   Class C Shares                  Voluntary       2.05%      April 1, 2005         N/A(2)
   Investor Class Shares           Voluntary       1.30%      April 1, 2005         N/A(2)

AIM Leisure Fund
   Class A Shares                  Voluntary       1.40%       July 1, 2005         N/A(2)
   Class B Shares                  Voluntary       2.15%     August 12, 2003        N/A(2)
   Class C Shares                  Voluntary       2.15%      April 1, 2005         N/A(2)
   Class R Shares                  Voluntary       1.65%     October 25, 2005       N/A(2)
   Investor Class Shares           Voluntary       1.40%      April 1, 2005         N/A(2)

AIM Technology Fund
   Class A Shares                 Contractual      1.55%       July 1, 2005     June 30, 2007
   Class B Shares                 Contractual      2.30%       July 1, 2005     June 30, 2007
   Class C Shares                 Contractual      2.30%       July 1, 2005     June 30, 2007
   Investor Class Shares          Contractual      1.55%       July 1, 2005     June 30, 2007
   Institutional Class Shares     Contractual      1.30%       July 1, 2005     June 30, 2007

AIM Utilities Fund
   Class A Shares                 Contractual      1.30%      April 1, 2006     June 30, 2007
   Class B Shares                 Contractual      2.05%      April 1, 2006     June 30, 2007
   Class C Shares                 Contractual      2.05%      April 1, 2006     June 30, 2007
   Investor Class Shares          Contractual      1.30%      April 1, 2006     June 30, 2007
   Institutional Class Shares     Contractual      1.05%      April 1, 2006     June 30, 2007

                              AIM TAX-EXEMPT FUNDS

                                 CONTRACTUAL/    EXPENSE      EFFECTIVE DATE      EXPIRATION
FUND                              VOLUNTARY     LIMITATION   OF CURRENT LIMIT        DATE
----                             ------------   ----------   ----------------   -------------
AIM High Income Municipal Fund
   Class A Shares                  Voluntary       0.70%       April 1, 2007        N/A(2)
   Class B Shares                  Voluntary       1.45%       April 1, 2007        N/A(2)
   Class C Shares                  Voluntary       1.45%       April 1, 2007        N/A(2)
   Institutional Class Shares      Voluntary       0.45%       April 1, 2007        N/A(2)

See page 8 for footnotes to Exhibit A.

                                                             as of April 1, 2007

FUNDS WITH FISCAL YEAR END OF JULY 31

                         AIM INVESTMENT SECURITIES FUNDS

                                 CONTRACTUAL/    EXPENSE      EFFECTIVE DATE      EXPIRATION
FUND                              VOLUNTARY     LIMITATION   OF CURRENT LIMIT        DATE
----                             ------------   ----------   ----------------   -------------
AIM Global Real Estate Fund
   Class A Shares                 Contractual    1.40%         July 1, 2005     June 30, 2007
   Class B Shares                 Contractual    2.15%        April 29, 2005    June 30, 2007
   Class C Shares                 Contractual    2.15%        April 29, 2005    June 30, 2007
   Class R Shares                 Contractual    1.65%        April 29, 2005    June 30, 2007
   Institutional Class Shares     Contractual    1.15%        April 29, 2005    June 30, 2007

AIM Short Term Bond Fund
   Class A Shares                 Contractual    0.85%         July 1, 2005     June 30, 2007
   Class C Shares                 Contractual    1.10%(3)    February 1, 2006   June 30, 2007
   Class R Shares                 Contractual    1.10%       August 30, 2002    June 30, 2007
   Institutional Class Shares     Contractual    0.60%       August 30, 2002    June 30, 2007

AIM Total Return Bond Fund
   Class A Shares                 Contractual    1.15%         July 1, 2005     June 30, 2007
   Class B Shares                 Contractual    1.90%         July 1, 2002     June 30, 2007
   Class C Shares                 Contractual    1.90%         July 1, 2002     June 30, 2007
   Class R Shares                 Contractual    1.40%         July 1, 2002     June 30, 2007
   Institutional Class Shares     Contractual    0.90%         July 1, 2002     June 30, 2007

AIM Total Return Bond Fund
   Class A Shares                  Voluntary     1.00%         July 1, 2002         N/A(2)
   Class B Shares                  Voluntary     1.75%         July 1, 2002         N/A(2)
   Class C Shares                  Voluntary     1.75%         July 1, 2002         N/A(2)
   Class R Shares                  Voluntary     1.25%        April 30, 2004        N/A(2)
   Institutional Class Shares      Voluntary     0.75%        April 30, 2004        N/A(2)

                                 AIM STOCK FUNDS

                                 CONTRACTUAL/    EXPENSE      EFFECTIVE DATE      EXPIRATION
FUND                              VOLUNTARY     LIMITATION   OF CURRENT LIMIT        DATE
----                             ------------   ----------   ----------------   -------------
AIM Dynamics Fund
   Class A Shares                  Voluntary       1.20%       July 1, 2005         N/A(2)
   Class B Shares                  Voluntary       1.95%     August 12, 2003        N/A(2)
   Class C Shares                  Voluntary       1.95%     August 12, 2003        N/A(2)
   Class R Shares                  Voluntary       1.45%     October 25, 2005       N/A(2)
   Investor Class Shares           Voluntary       1.20%     August 12, 2003        N/A(2)
   Institutional Class Shares      Voluntary       0.95%     August 12, 2003        N/A(2)

AIM S&P 500 Index Fund
   Investor Class Shares          Contractual      0.60%      August 1, 2005    June 30, 2007
   Institutional Class Shares     Contractual      0.35%     August 12, 2003    June 30, 2007

See page 8 for footnotes to Exhibit A.

                                                             as of April 1, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                           AIM COUNSELOR SERIES TRUST

                                 CONTRACTUAL/    EXPENSE      EFFECTIVE DATE      EXPIRATION
FUND                              VOLUNTARY     LIMITATION   OF CURRENT LIMIT        DATE
----                             ------------   ----------   ----------------   -------------
AIM Floating Rate Fund
   Class A Shares                  Voluntary       1.50%      April 14, 2006       N/A(2)
   Class B1 Shares                 Voluntary       1.50%       May 1, 1997         N/A(2)
   Class C Shares                  Voluntary       2.00%      April 14, 2006       N/A(2)
   Class R Shares                  Voluntary       1.75%      April 14, 2006       N/A(2)
   Institutional Class Shares      Voluntary       1.25%      April 14, 2006       N/A(2)

AIM Structured Core Fund
   Class A                        Contractual      1.00%      March 31, 2006    June 30, 2007
   Class B                        Contractual      1.75%      March 31, 2006    June 30, 2007
   Class C                        Contractual      1.75%      March 31, 2006    June 30, 2007
   Class R                        Contractual      1.25%      March 31, 2006    June 30, 2007
   Institutional Class            Contractual      0.75%      March 31, 2006    June 30, 2007

AIM Structured Growth Fund
   Class A                        Contractual      1.00%      March 31, 2006    June 30, 2007
   Class B                        Contractual      1.75%      March 31, 2006    June 30, 2007
   Class C                        Contractual      1.75%      March 31, 2006    June 30, 2007
   Class R                        Contractual      1.25%      March 31, 2006    June 30, 2007
   Institutional Class            Contractual      0.75%      March 31, 2006    June 30, 2007

AIM Structured Value Fund
   Class A                        Contractual      1.00%      March 31, 2006    June 30, 2007
   Class B                        Contractual      1.75%      March 31, 2006    June 30, 2007
   Class C                        Contractual      1.75%      March 31, 2006    June 30, 2007
   Class R                        Contractual      1.25%      March 31, 2006    June 30, 2007
   Institutional Class            Contractual      0.75%      March 31, 2006    June 30, 2007

FUNDS WITH FISCAL YEAR END OF OCTOBER 31

                                AIM EQUITY FUNDS

                                 CONTRACTUAL/    EXPENSE      EFFECTIVE DATE      EXPIRATION
FUND                              VOLUNTARY     LIMITATION   OF CURRENT LIMIT        DATE
----                             ------------   ----------   ----------------   -------------
AIM Capital Development Fund
   Class A Shares                  Voluntary       1.55%      July 18, 2005         N/A(2)
   Class B Shares                  Voluntary       2.30%      July 18, 2005         N/A(2)
   Class C Shares                  Voluntary       2.30%      July 18, 2005         N/A(2)
   Class R Shares                  Voluntary       1.80%      July 18, 2005         N/A(2)
   Investor Class Shares           Voluntary       1.55%      July 18, 2005         N/A(2)
   Institutional Class Shares      Voluntary       1.30%      July 18, 2005         N/A(2)

AIM Diversified Dividend Fund
   Class A Shares                 Contractual      1.40%       July 1, 2005     June 30, 2007
   Class B Shares                 Contractual      2.15%       May 2, 2003      June 30, 2007
   Class C Shares                 Contractual      2.15%       May 2, 2003      June 30, 2007
   Class R Shares                 Contractual      1.65%     October 25, 2005   June 30, 2007
   Investor Class Shares          Contractual      1.40%      July 15, 2005     June 30, 2007
   Institutional Class Shares     Contractual      1.15%     October 25, 2005   June 30, 2007

                                                             as of April 1, 2007

                                 CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
----                             ------------   ----------   -----------------   -------------
AIM Diversified Dividend Fund     Voluntary        1.00%        May 2, 2003          N/A(2)
   Class A Shares                 Voluntary        1.65%        May 2, 2003          N/A(2)
   Class B Shares                 Voluntary        1.65%        May 2, 2003          N/A(2)
   Class C Shares                 Voluntary        1.25%      October 25, 2005       N/A(2)
   Class R Shares                 Voluntary        1.00%       July 15, 2005         N/A(2)
   Investor Class Shares          Voluntary        0.75%      October 25, 2005       N/A(2)
   Institutional Class Shares

AIM Large Cap Basic Value Fund
   Class A Shares                Contractual       1.22%        July 1, 2005     June 30, 2007
   Class B Shares                Contractual       1.97%        July 1, 2005     June 30, 2007
   Class C Shares                Contractual       1.97%        July 1, 2005     June 30, 2007
   Class R Shares                Contractual       1.47%        July 1, 2005     June 30, 2007
   Investor Class Shares         Contractual       1.22%        July 1, 2005     June 30, 2007
   Institutional Class Shares    Contractual       0.97%        July 1, 2005     June 30, 2007

AIM Large Cap Growth Fund
   Class A Shares                Contractual       1.32%        July 1, 2005     June 30, 2007
   Class B Shares                Contractual       2.07%        July 1, 2005     June 30, 2007
   Class C Shares                Contractual       2.07%        July 1, 2005     June 30, 2007
   Class R Shares                Contractual       1.57%        July 1, 2005     June 30, 2007
   Investor Class Shares         Contractual       1.32%        July 1, 2005     June 30, 2007
   Institutional Class Shares    Contractual       1.07%        July 1, 2005     June 30, 2007

                              AIM INVESTMENT FUNDS

                                 CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
AIM China Fund
   Class A Shares                Contractual       2.05%       March 31, 2006    June 30, 2007
   Class B Shares                Contractual       2.80%       March 31, 2006    June 30, 2007
   Class C Shares                Contractual       2.80%       March 31, 2006    June 30, 2007
   Institutional Class Shares    Contractual       1.80%       March 31, 2006    June 30, 2007

See page 8 for footnotes to Exhibit A.

                                                             as of April 1, 2007

                                 CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                               VOLUNTARY    LIMITATION      CURRENT LIMIT         DATE
----                             ------------   ----------   ------------------   -------------
AIM Developing Markets Fund       Contractual     1.75%         July 1, 2005      June 30, 2007
   Class A Shares                 Contractual     2.50%         July 1, 2002      June 30, 2007
   Class B Shares                 Contractual     2.50%         July 1, 2002      June 30, 2007
   Class C Shares                 Contractual     1.50%       October 25, 2005    June 30, 2007
   Institutional Class Shares

AIM Global Health Care Fund
   Class A Shares                  Voluntary      1.30%         July 18, 2005         N/A(2)
   Class B Shares                  Voluntary      2.05%         July 18, 2005         N/A(2)
   Class C Shares                  Voluntary      2.05%         July 18, 2005         N/A(2)
   Investor Class Shares           Voluntary      1.30%         July 18, 2005         N/A(2)

AIM International Total Return Fund
   Class A Shares                 Contractual     1.10%        March 31, 2006     June 30, 2007
   Class B Shares                 Contractual     1.85%        March 31, 2006     June 30, 2007
   Class C Shares                 Contractual     1.85%        March 31, 2006     June 30, 2007
   Institutional Class Shares     Contractual     0.85%        March 31, 2006     June 30, 2007

AIM Japan Fund
   Class A Shares                 Contractual     1.70%        March 31, 2006     June 30, 2007
   Class B Shares                 Contractual     2.45%        March 31, 2006     June 30, 2007
   Class C Shares                 Contractual     2.45%        March 31, 2006     June 30, 2007
   Institutional Class Shares     Contractual     1.45%        March 31, 2006     June 30, 2007

AIM LIBOR Alpha Fund
   Class A Shares                 Contractual     0.85%        March 31, 2006     June 30, 2007
   Class C Shares                 Contractual     1.10%(3)     March 31, 2006     June 30, 2007
   Class R Shares                 Contractual     1.10%        March 31, 2006     June 30, 2007
   Institutional Class Shares     Contractual     0.60%        March 31, 2006     June 30, 2007

AIM Trimark Endeavor Fund
   Class A Shares                 Contractual     1.90%         July 1, 2005      June 30, 2007
   Class B Shares                 Contractual     2.65%       November 1, 2004    June 30, 2007
   Class C Shares                 Contractual     2.65%       November 1, 2004    June 30, 2007
   Class R Shares                 Contractual     2.15%       November 1, 2004    June 30, 2007
   Institutional Class Shares     Contractual     1.65%       November 1, 2004    June 30, 2007

AIM Trimark Fund
   Class A Shares                 Contractual     2.15%         July 1, 2005      June 30, 2007
   Class B Shares                 Contractual     2.90%       November 1, 2004    June 30, 2007
   Class C Shares                 Contractual     2.90%       November 1, 2004    June 30, 2007
   Class R Shares                 Contractual     2.40%       November 1, 2004    June 30, 2007
   Institutional Class Shares     Contractual     1.90%       November 1, 2004    June 30, 2007

AIM Trimark Small Companies Fund
   Class A Shares                 Contractual     1.50%      September 30, 2005   June 30, 2007
   Class B Shares                 Contractual     2.25%      September 30, 2005   June 30, 2007
   Class C Shares                 Contractual     2.25%      September 30, 2005   June 30, 2007
   Class R Shares                 Contractual     1.75%      September 30, 2005   June 30, 2007
   Institutional Class Shares     Contractual     1.25%      September 30, 2005   June 30, 2007

See page 8 for footnotes to Exhibit A.

                                                             as of April 1, 2007

FUNDS WITH FISCAL YEAR END OF DECEMBER 31

                                 AIM FUNDS GROUP

                                 CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY     LIMITATION     CURRENT LIMIT         DATE
----                             ------------   ----------   -----------------   -------------
AIM Basic Balanced Fund
   Class A Shares                  Voluntary       1.25%       July 18, 2005         N/A(2)
   Class B Shares                  Voluntary       2.00%       July 18, 2005         N/A(2)
   Class C Shares                  Voluntary       2.00%       July 18, 2005         N/A(2)
   Class R. Shares                 Voluntary       1.50%       July 18, 2005         N/A(2)
   Investor Class Shares           Voluntary       1.25%       July 18, 2005         N/A(2)
   Institutional Class Shares      Voluntary       1.00%       July 18, 2005         N/A(2)

AIM European Small Company Fund
   Class A Shares                 Contractual      1.90%       July 1, 2005      June 30, 2007
   Class B Shares                 Contractual      2.65%        May 1, 2002      June 30, 2007
   Class C Shares                 Contractual      2.65%        May 1, 2002      June 30, 2007

AIM Global Value Fund
   Class A Shares                 Contractual      1.90%       July 1, 2005      June 30, 2007
   Class B Shares                 Contractual      2.65%        May 1, 2002      June 30, 2007
   Class C Shares                 Contractual      2.65%        May 1, 2002      June 30, 2007
   Institutional Class Shares     Contractual      1.65%        May 1, 2002      June 30, 2007

AIM Mid Cap Basic Value Fund
   Class A Shares                  Voluntary       1.70%       July 1, 2005          N/A(2)
   Class B Shares                  Voluntary       2.45%     December 31, 2001       N/A(2)
   Class C Shares                  Voluntary       2.45%     December 31, 2001       N/A(2)
   Class R Shares                  Voluntary       1.95%     December 31, 2001       N/A(2)
   Institutional Class Shares      Voluntary       1.45%     December 31, 2001       N/A(2)

                                AIM GROWTH SERIES

                                 CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                              VOLUNTARY     LIMITATION     CURRENT LIMIT          DATE
----                             ------------   ----------   -----------------   -------------
AIM Small Cap Growth Fund
   Class A Shares                  Voluntary       1.50%      April 10, 2006         N/A(2)
   Class B Shares                  Voluntary       2.25%      April 10, 2006         N/A(2)
   Class C Shares                  Voluntary       2.25%      April 10, 2006         N/A(2)
   Class R Shares                  Voluntary       1.75%      April 10, 2006         N/A(2)
   Investor Class Shares           Voluntary       1.50%      April 10, 2006         N/A(2)
   Institutional Class Shares      Voluntary       1.25%      April 10, 2006         N/A(2)

AIM Global Equity Fund
   Class A Shares                 Contractual      1.75%       July 1, 2005      June 30, 2007
   Class B Shares                 Contractual      2.50%      August 27, 1999    June 30, 2007
   Class C Shares                 Contractual      2.50%      August 27, 1999    June 30, 2007
   Class R Shares                 Contractual      2.00%      August 27, 1999    June 30, 2007
   Institutional Class Shares     Contractual      1.50%      August 27, 1999    June 30, 2007

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) AIM may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(3) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by A I M Distributors, Inc.

                                                             as of April 1, 2007

                     EXHIBIT "B" - ASSET ALLOCATION FUNDS(1)

     AIM GROWTH SERIES

                                      CONTRACTUAL/            EXPENSE             EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)           CURRENT LIMIT          DATE
----                                  ------------   --------------------------   -----------------   -------------
AIM Conservative Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.23% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.23% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.23% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.23% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.23% of average daily net
                                                     assets

AIM Growth Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.21% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.21% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.21% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.21% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.21% of average daily net
                                                     assets

AIM Income Allocation Fund
   Class A                            Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.03% of average daily net
                                                     assets
   Class B                            Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.03% of average daily net
                                                     assets
   Class C                            Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.03% of average daily net
                                                     assets
   Class R                            Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.03% of average daily net
                                                     assets
   Institutional Class                Contractual    Limit Other Expenses to       January 1, 2006    June 30, 2007
                                                     0.03% of average daily net
                                                     assets

See page 13 for footnotes to Exhibit B.

                                                             as of April 1, 2007

                                      CONTRACTUAL/            EXPENSE             EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)           CURRENT LIMIT          DATE
----                                  ------------   --------------------------   -----------------   -------------
AIM Independence Now Fund
   Class A                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.16% of average daily net
                                                     assets
   Class B                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.16% of average daily net
                                                     assets
   Class C                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.16% of average daily net
                                                     assets
   Class R                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.16% of average daily net
                                                     assets
   Institutional Class                Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.16% of average daily net
                                                     assets

AIM Independence 2010 Fund
   Class A                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.17% of average daily net
                                                     assets
   Class B                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.17% of average daily net
                                                     assets
   Class C                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.17% of average daily net
                                                     assets
   Class R                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.17% of average daily net
                                                     assets
   Institutional Class                Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.17% of average daily net
                                                     assets

AIM Independence 2020 Fund
   Class A                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class B                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class C                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class R                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Institutional Class                Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.24% of average daily net
                                                     assets

See page 13 for footnotes to Exhibit B.

                                                             as of April 1, 2007

                                      CONTRACTUAL/            EXPENSE             EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)           CURRENT LIMIT          DATE
----                                  ------------   --------------------------   -----------------   -------------
AIM Independence 2030 Fund
   Class A                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class B                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class C                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Class R                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.24% of average daily net
                                                     assets
   Institutional Class                Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.24% of average daily net
                                                     assets

AIM Independence 2040 Fund
   Class A                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class B                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class C                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class R                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Institutional Class                Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.28% of average daily net
                                                     assets

AIM Independence 2050 Fund
   Class A                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class B                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class C                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Class R                            Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.28% of average daily net
                                                     assets
   Institutional Class                Contractual    Limit Other Expenses to       January 31, 2007   June 30, 2008
                                                     0.28% of average daily net
                                                     assets

See page 13 for footnotes to Exhibit B.

                                                             as of April 1, 2007

                                      CONTRACTUAL/            EXPENSE             EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)           CURRENT LIMIT          DATE
----                                  ------------   --------------------------   -----------------   -------------
AIM International Allocation Fund
   Class A                            Contractual    Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                     0.18% of average daily net
                                                     assets
   Class B                            Contractual    Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                     0.18% of average daily net
                                                     assets
   Class C                            Contractual    Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                     0.18% of average daily net
                                                     assets
   Class R                            Contractual    Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                     0.18% of average daily net
                                                     assets
   Institutional Class                Contractual    Limit Other Expenses to       October 31, 2005   June 30, 2007
                                                     0.18% of average daily net
                                                     assets

AIM Moderate Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                     0.12% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                     0.12% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                     0.12% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                     0.12% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to        January 1, 2006   June 30, 2007
                                                     0.12% of average daily net
                                                     assets

AIM Moderate Growth Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to         April 29, 2005   June 30, 2007
                                                     0.12% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to         April 29, 2005   June 30, 2007
                                                     0.12% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to         April 29, 2005   June 30, 2007
                                                     0.12% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to         April 29, 2005   June 30, 2007
                                                     0.12% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to         April 29, 2005   June 30, 2007
                                                     0.12% of average daily net
                                                     assets

See page 13 for footnotes to Exhibit B.

                                                             as of April 1, 2007

                                      CONTRACTUAL/            EXPENSE             EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY           LIMITATION(2)           CURRENT LIMIT          DATE
----                                  ------------   --------------------------   -----------------   -------------
AIM Moderately Conservative
   Allocation Fund
   Class A Shares                     Contractual    Limit Other Expenses to         April 29, 2005   June 30, 2007
                                                     0.14% of average daily net
                                                     assets
   Class B Shares                     Contractual    Limit Other Expenses to         April 29, 2005   June 30, 2007
                                                     0.14% of average daily net
                                                     assets
   Class C Shares                     Contractual    Limit Other Expenses to         April 29, 2005   June 30, 2007
                                                     0.14% of average daily net
                                                     assets
   Class R Shares                     Contractual    Limit Other Expenses to         April 29, 2005   June 30, 2007
                                                     0.14% of average daily net
                                                     assets
   Institutional Class Shares         Contractual    Limit Other Expenses to         April 29, 2005   June 30, 2007
                                                     0.14% of average daily net
                                                     assets

(1) Other expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the same amount established for Class A shares.

(2) Other Expenses are defined as all normal operating expenses of the fund, excluding management fees and 12b-1 expenses, if any. The expense limitation is subject to the exclusions as listed in the Memorandum of Agreement.

                                                             as of April 1, 2007

               EXHIBIT "C" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

FUNDS WITH FISCAL YEAR END OF MARCH 31

                           TAX-FREE INVESTMENTS TRUST

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY    LIMITATION     CURRENT LIMIT         DATE
----                                  ------------   ----------   -----------------   -------------
Tax-Free Cash Reserve Portfolio(3)
   Cash Management Class               Contractual      0.22%       June 30, 2005     June 30, 2007
   Corporate Class                     Contractual      0.22%       June 30, 2005     June 30, 2007
   Institutional Class                 Contractual      0.22%       June 30, 2005     June 30, 2007
   Personal Investment Class           Contractual      0.22%       June 30, 2005     June 30, 2007
   Private Investment Class            Contractual      0.22%       June 30, 2005     June 30, 2007
   Reserve Class                       Contractual      0.22%       June 30, 2005     June 30, 2007
   Resource Class                      Contractual      0.22%       June 30, 2005     June 30, 2007

FUNDS WITH FISCAL YEAR END OF AUGUST 31

                          SHORT-TERM INVESTMENTS TRUST

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
----                                  ------------   ----------   -----------------   -------------
Government & Agency Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2007
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2007
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2007
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2007
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2007
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2007
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2007
Government TaxAdvantage Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2007
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2007
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2007
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2007
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2007
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2007
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2007

Liquid Assets Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2007
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2007
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2007
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2007
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2007
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2007
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2007

See page 15 for footnotes to Exhibit C.

                                                             as of April 1, 2007

                                      CONTRACTUAL/     EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION     CURRENT LIMIT          DATE
----                                  ------------   ----------   -----------------   -------------
STIC Prime Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2007
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2007
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2007
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2007
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2007
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2007
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2007

Treasury Portfolio
   Cash Management Class               Contractual      0.12%       June 30, 2005     June 30, 2007
   Corporate Class                     Contractual      0.12%       June 30, 2005     June 30, 2007
   Institutional Class                 Contractual      0.12%       June 30, 2005     June 30, 2007
   Personal Investment Class           Contractual      0.12%       June 30, 2005     June 30, 2007
   Private Investment Class            Contractual      0.12%       June 30, 2005     June 30, 2007
   Reserve Class                       Contractual      0.12%       June 30, 2005     June 30, 2007
   Resource Class                      Contractual      0.12%       June 30, 2005     June 30, 2007

(1)  The expense limit shown excludes Rule 12b-1 fees.

(2) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of April 1, 2007

                     EXHIBIT "D" - VARIABLE INSURANCE FUNDS

     AIM VARIABLE INSURANCE FUNDS

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT          DATE
----                                  ------------   ----------   ------------------   --------------
AIM V.I. Basic Balanced Fund
   Series I Shares                     Contractual      0.91%        July 1, 2005      April 30, 2008
   Series II Shares                    Contractual      1.16%        July 1, 2005      April 30, 2008

AIM V.I. Basic Value Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2008
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2008

AIM V.I. Capital Appreciation Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2008
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2008

AIM V.I. Capital Development Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2008
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2008

AIM V.I. Core Equity Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2008
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2008

AIM V.I. Diversified Income Fund
   Series I Shares                     Contractual      0.75%        July 1, 2005      April 30, 2008
   Series II Shares                    Contractual      1.00%        July 1, 2005      April 30, 2008

AIM V.I. Dynamics Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2008
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2008

AIM V.I. Financial Services Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2008
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2008

AIM V.I. Global Health Care Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2008
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2008

AIM V.I. Global Real Estate Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2008
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2008

AIM V.I. Government Securities Fund
   Series I Shares                     Contractual      0.73%        July 1, 2005      April 30, 2008
   Series II Shares                    Contractual      0.98%        July 1, 2005      April 30, 2008

AIM V.I. High Yield Fund
   Series I Shares                     Contractual      0.95%        July 1, 2005      April 30, 2008

                                                             as of April 1, 2007

                                      CONTRACTUAL/     EXPENSE     EFFECTIVE DATE OF     EXPIRATION
FUND                                    VOLUNTARY    LIMITATION      CURRENT LIMIT          DATE
----                                  ------------   ----------   ------------------   --------------
   Series II Shares                    Contractual      1.20%       April 30, 2004     April 30, 2008

AIM V.I. International Growth Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2008
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2008

AIM V.I. Large Cap Growth Fund
   Series I Shares                     Contractual      1.01%        July 1, 2005      April 30, 2008
   Series II Shares                    Contractual      1.26%        July 1, 2005      April 30, 2008

AIM V.I. Leisure Fund
   Series I Shares                     Contractual      1.01%       April 30, 2004     April 30, 2008
   Series II Shares                    Contractual      1.26%       April 30, 2004     April 30, 2008

AIM V.I. Mid Cap Core Equity Fund
   Series I Shares                     Contractual      1.30%     September 10, 2001   April 30, 2008
   Series II Shares                    Contractual      1.45%     September 10, 2001   April 30, 2008

AIM V.I. Money Market Fund
   Series I Shares                     Contractual      1.30%      January 1, 2005     April 30, 2008
   Series II Shares                    Contractual      1.45%      January 1, 2005     April 30, 2008

AIM V.I. Small Cap Equity Fund
   Series I Shares                     Contractual      1.15%        July 1, 2005      April 30, 2008
   Series II Shares                    Contractual      1.40%        July 1, 2005      April 30, 2008

AIM V.I. Small Cap Growth Fund
   Series I Shares                     Contractual      1.20%        July 1, 2005      April 30, 2008
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2008

AIM V.I. Technology Fund
   Series I Shares                     Contractual      1.30%       April 30, 2004     April 30, 2008
   Series II Shares                    Contractual      1.45%       April 30, 2004     April 30, 2008

AIM V.I. Utilities Fund
   Series I Shares                     Contractual      0.93%     September 23, 2005   April 30, 2008
   Series II Shares                    Contractual      1.18%     September 23, 2005   April 30, 2008